UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/11/2007

HYBRID DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50370

State of Nevada	33-1041835
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

892 North 340 East, American Fork UT  84003
(Address of principal executive offices, including zip code)

(801) 756-5831
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On July 11, 2007, we publicly disseminated a press release announcing that have filed a Preliminary Schedule 14C with the Securities and Exchange Commission regarding certain actions that have been approved by our Board of Directors and by a majority of our shareholders.  The actions include the election of members of our Board of Directors, reappointment of our auditors, amendment to our Articles of Incorporation to effect a 1 for 100 reverse split of our shares of common stock and an amendment to our 2006 Qualified Incentive Stock Option Plan.

The foregoing description is qualified in its entirety by reference to our press release dated July 9, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.
99.1 Press Release dated July 11, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYBRID DYNAMICS CORPORATION

Date: July 11, 2007

By:   /s/    PAUL RESSLER
        Paul Ressler, President

Exhibit Index

Exhibit No.          Description
EX-99.                Press Release dated July 11, 2007.